SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                            (Amendment No.          )

       Filed  by  Registrant  [x]

       Filed  by  a  Party  other  than  the  Registrant  [  ]

       Check  the  appropriate  box:

       [  ]    Preliminary  Proxy  Statement


       [X]     Definitive  Proxy  Statement


                                WORLDWATER CORP.
-----------------------------------------------------------------------------
                                       --
                (Name of Registrant as Specified In Its Charter)

                     BOARD OF DIRECTORS OF WORLDWATER CORP.
-----------------------------------------------------------------------------
                                       --
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

       [x]    No  fee  required.

       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

                            ---------------------

(2)     Aggregate  number  of  securities  to  which  transaction  applies:

                            ---------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                           ----------------------

(4)     Proposed  maximum  aggregate  value  of  transaction:

                           ---------------------

(5)     Total  Fee  Paid:

                           --------------------

[  ]    Fee  paid  previously  with  preliminary  materials:

                           --------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:

                           ---------------------

(2)     Form,  Schedule  or  Registration  Statement  No:

                           ---------------------

(3)     Filing  Party:

                           ---------------------

(4)     Date  Filed:

                           ---------------------

(5) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           ---------------------

                                WORLDWATER CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD WEDNESDAY, MAY 15, 2002


     As a stockholder of WorldWater Corp. (the "COMPANY"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "ANNUAL MEETING") to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on May 15, 2002, at 2:30 p.m., local time, for the following purposes:

1. To elect two (2) Class 2 directors to serve until the 2005 annual meeting and until their successors are elected;

2. To amend Article 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000;

3. To approve the selection of Civale, Silvestri, Alfieri, Martin & Higgins, LLC as the Company's independent public accountants for the year 2002; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on April 1, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.


       YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE ANNUAL MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

A proxy may be revoked by a stockholder any time prior to its use as specified in the enclosed proxy statement.

                                       By  Order  of  the  Board  of  Directors



                                       /s/ Quentin T. Kelly
                                       ----------------------------------------
                                       QUENTIN  T.  KELLY,
                                       Chairman  and  Chief  Executive  Officer


Pennington,  New  Jersey
April  3,  2002



                             YOUR VOTE IS IMPORTANT.
                     PLEASE EXECUTE AND RETURN PROMPTLY THE
        ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED HEREIN.

                                WORLDWATER CORP.
                            PENNINGTON BUSINESS PARK
                                55 ROUTE 31 SOUTH
                          PENNINGTON, NEW JERSEY 08534

                                  _____________

                                 PROXY STATEMENT
                                  _____________


FOR  THE  ANNUAL  MEETING  OF  STOCKHOLDERS
TO  BE  HELD  MAY  15,  2002

_____________

TO  OUR  STOCKHOLDERS:

       This Proxy Statement is furnished to stockholders of WorldWater Corp. (the "COMPANY") for use at the Annual Meeting of Stockholders to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on Wednesday, May 15, 2002, at 2:30 p.m., local time, or at any adjournment or adjournments thereof (the "ANNUAL MEETING"). The enclosed proxy is being solicited by the Board of Directors of the Company (the "BOARD") and is subject to revocation at any time prior to the voting of the proxy. Unless a different choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on April 1, 2002 (the "RECORD DATE"). This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about April 3, 2002.

VOTING  PROCEDURES  AND  REVOCABILITY  OF  PROXIES

     The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to the election of two (2) Class 2 directors; the amendment of the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock from 50,000,000 to 100,000,000; the selection of Civale, Silvestri, Alfieri, Martin & Higgins, LLC as the Company's independent public accountants for the year 2002; and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to (a) vote for or against the nominees for Class 2 directors, (b) vote for or against the amendment of the Company's Certificate of Incorporation, (c) vote for or against the selection of Civale, Silvestri, Alfieri, Martin & Higgins, LLC, (d) vote for or against each proposal to be considered at the Annual Meeting, or (e) abstain from voting on any proposal other than the election of directors. The election of the directors will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. For all matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by holders of the Common Stock is required to take stockholder action.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. In the case of any meeting called for the election of directors, those who attend the second such adjourned meetings, although less than a majority, shall constitute a quorum for the purpose of electing directors. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter.

     Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same affect as a vote against any specified proposal. Stockholders are urged to sign the accompanying proxy card and return it promptly.

     When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are Quentin T. Kelly and Terri Lyn Harris. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.

     If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominees for Class 2 directors, (b) for the amendment of the Company's Certificate of Incorporation, (c) for the selection of Civale, Silvestri, Alfieri, Martin & Higgins, LLC and (d) at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting. Valid proxies will be voted at the Annual Meeting and at any adjournment of the Annual Meeting in the manner specified.

     Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

     The total issued and outstanding shares of common stock, $.001 par value per share (the "COMMON STOCK"), as of March 1, 2002 consisted of 43,714,203 shares.

MATTERS  TO  BE  BROUGHT  BEFORE  THE  MEETING

                                  PROPOSAL ONE
                          ELECTION OF CLASS 2 DIRECTORS

     Two (2) directors, Rolf Hafeli and Dr. Davinder Sethi, are nominated to be re-elected as Class 2 directors at the Annual Meeting. If re-elected, the Class 2 directors will hold office until the 2005 annual meeting of the stockholders or until their successors are duly elected and qualified. The election of the directors will be decided by a plurality of the votes entitled to be cast at the meeting by holders of Common Stock. The nominees have consented to serve if elected, but, if either nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that the nominees will be unable to serve.

     Other nominations for election to the Board may be made by the Board, or by any stockholder or shareholder representing at least ten percent (10%) of the votes which all shareholders of the Company are entitled to cast.

     Rolf Hafeli is the President of Hafeli Asset Management, which is based in Hirschthal, Switzerland. He is a graduate in Economics of Zurich University with an emphasis in Environmental Economics.

     Dr. Davinder Sethi is currently an independent advisor and investor in the fields of information technologies and finance, with experience spanning academia, research, business and investment banking. Previously, he served as Director and Senior Advisor to Barclays de Zoete Wedd, advising major global providers of information technologies to develop and execute corporate development opportunities. Prior to Barclays de Zoete Wedd, Dr. Sethi spent seven years at Bell Laboratories in operation research and communications network planning and seven years in corporate finance at AT&T. He holds a Ph.D. and M.S. in Operations Research, Economics and Statistics from the University of California, Berkeley, and is a graduate of the Executive Management Program from Penn State.


                THE  BOARD  URGES  STOCKHOLDERS  TO  VOTE  "FOR"
           THE  NOMINEES  FOR  CLASS  2  DIRECTORS  SET  FORTH  ABOVE
   Unless  Marked  to  the  Contrary,  Proxies  Will  be  Voted  For  Approval



                                 PROPOSAL  TWO
APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                                AUTHORIZED SHARES

     The Board of Directors has approved, and has recommended to the Company's stockholders, an amendment of the Company's Certificate of Incorporation that would increase the number of authorized shares of Common Stock, par value $.001 per share, from 50,000,000 to 100,000,000. The amendment would revise Article 4 of the Certificate of Incorporation to read as follows:

Article  4.  Authorized  Capital.  The  total  number of shares that may be
             -------------------
issued  by  the  Corporation is one hundred ten million (110,000,000), of which:

a) one hundred million (100,000,000) shares with a par value of one-tenth of one cent ($.001) per share shall be designated as Common Stock; AND

b) ten million (10,000,000) shares with a par value of one cent ($.01) per share shall be designated as Preferred Stock.

The designations, preferences and relative participations, options or other rights or qualifications, limitations or restrictions thereof shall be fixed by resolution of the Board of Directors.

     The Board of Directors believes that the increased number of authorized shares of Common Stock is necessary in order to accommodate the Company's anticipated growth and to pursue new business in California and other locations. This will provide the Company with an opportunity to raise capital funds necessary to further develop its core business, to fund potential acquisitions, to finance inventory, to have shares available for use in connection with its stock option plans, and to pursue other corporate purposes that may be identified by the Board of Directors. There is an imperative need for working capital financing to supply the new business opportunities occurring in California and the existing business in the Philippines, which is being implemented. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions. No further action nor authorization by the Company's stockholders would be necessary prior to issuance of the additional shares of Common Stock authorized under the Amendment, except as may be required for a particular transaction by the Company's Certificate of Incorporation, by applicable law or regulatory agencies or by the rules of the NASDAQ Stock Market or of any stock exchange on which the Company's Common Stock may then be listed.

     Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed Amendment is not in response to any effort by any person or group to accumulate the Company's stock or to obtain control of the Company by any means. In addition, the proposal is not part of any plan by the Board of Directors to recommend or implement a series of anti-takeover measures.

        THE  BOARD  URGES  STOCKHOLDERS  TO  VOTE  "FOR" THIS  PROPOSAL
   Unless  Marked  to  the  Contrary,  Proxies  Will  Be  Voted  For  Approval



                                  PROPOSAL  THREE
  TO APPROVE CIVALE, SILVESTRI, ALFIERI, MARTIN & HIGGINS, LLC AS THE COMPANY'S
              INDEPENDENT PUBLIC  ACCOUNTANTS  FOR  THE  YEAR  2002

     Civale, Silvestri, Alfieri, Martin & Higgins, LLC., independent certified public accountants, has been selected by the Board of Directors as the Company's independent auditor for the current fiscal year. A representative of Civale, Silvestri, Alfieri, Martin & Higgins, LLC. is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

         THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL Unless Marked to the Contrary, Proxies Will Be Voted "For" Approval.


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table and notes thereto set forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of March 1, 2002 by (a) the "NAMED EXECUTIVE OFFICERS" identified under the caption "EXECUTIVE COMPENSATION AND OTHER INFORMATION," (b) each Director of the Company, (c) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and (d) all executive officers and Directors of the Company as a group.


                                                                         Amount and
                                                                     Nature of Beneficial        Percent of
Name and Address of Beneficial Owner (1). . . . . . . . . . . . . . . . Ownership (2)            Class
-----------------------------------------------------------------------------------------------------------
Kuekenhof Partners L.P. and
Kuekenhof Equity Fund L.P         . . . . . . . . . . . . .              3,334,000                7.6%
Quentin T. Kelly              . . . . . . . . . . . . . . .              2,930,000                6.7%
Joseph Cygler             . . . . . . . . . . . . . . . . .                634,300                1.5%
Rolf Hafeli                 . . . . . . . . . . . . . . . .                487,713                1.1%
Peter I. Ferguson . . . . . . . . . . . . . . . . . . . . .                332,750                1.1%
Dr. Davinder Sethi          . . . . . . . . . . . . . . . .                150,000                  *%
Dr. Anand Rangarajan. . . . . . . . . . . . . . . . . . . .                120,000                  *%
Terri Lyn Harris. . . . . . . . . . . . . . . . . . . . . .                 95,000                  *%
Lange Schermerhorn          . . . . . . . . . . . . . . . .                 50,000                  *%
All executive officers and directors as a group
(8 persons) . . . . . . . . . . . . . . . . . . . . . . . .              4,799,763               11.0%

*  Less  than  one  percent


(1) The address for each person listed is Pennington Business Park, 55 Route 31 South, Pennington, New Jersey 08534.

(2) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days of March 1, 2002. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Exchange Act of 1934, as amended (the "EXCHANGE ACT"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "REPORTING PERSONS") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended
December  31,  2001  were  made  on  a  timely  basis.


MANAGEMENT

     The following table sets forth the names, ages and positions of the executive officers and directors of the Company as of March 1, 2001. Their respective backgrounds are described following the table:

NAME . . . . . . . . . . . .  AGE     POSITION WITH THE COMPANY
----------------------------  ------  -------------------------------------------------

Quentin T. Kelly . . . . . .      67  Chairman of the Board and Chief Executive Officer
Dr. Anand Rangarajan . . . .      52  Executive Vice President
Peter I. Ferguson. . . . . .      58  Vice President
Terri Lyn Harris . . . . . .      35  Vice President-Controller
Joseph Cygler. . . . . . . .      66  Director
Rolf Hafeli. . . . . . . . .      36  Director
Dr. Davinder Sethi . . . . .      52  Director
Lange Schermerhorn . . . . .      62  Director
Stephen A. Salvo . . . . . .      52  Secretary



     Quentin T. Kelly founded the Company in 1984 and has been Chief Executive Officer since then. Mr. Kelly was previously Director of Information Services and Assistant to the President of Westinghouse Electric Corporation from 1965 to 1971 and subsequently became President of Kelly-Jordan Enterprises, Inc., a leisure products company from 1971 to 1975, and then President of Pressurized Products, Inc., manufacturers and international marketers  of specialized  water  systems and  products,  from 1976 to 1984. Mr.
Kelly is an alumnus of Kenyon College. He has many years' experience in international business relating to water and power needs in the developing world. He has worked on water supply and solar power projects with governments and several of the international assistance agencies (USAID, UNDP and UNICEF), particularly in the Philippines, Lebanon, Sudan, North Africa and Sub-Saharan Africa and India.

     Dr. Anand Rangarajan, Executive Vice President, is a solar and water pump specialist. He has 20 years experience in all aspects of the solar electric business and has pioneered the development of several proprietary solar water pumping systems, products and markets. His systems have been installed in over 20 countries. He holds his Ph.D. in Engineering from University of Wisconsin.

     Peter I. Ferguson, Vice President of Administration, joined WorldWater in 1989. He previously served as a vice president and general management executive and accountant for companies in New York and New Jersey. He graduated from Rutgers University.

     Terri Lyn Harris, Vice President-Controller, joined WorldWater in 1999 after 3 years of consulting to the Company. She spent the previous 10 years as the Controller for a publicly traded international manufacturing company. Ms. Harris graduated from Ursinus College with a degree in Economics and holds an MBA from Rider University.

     Joseph Cygler has been a Director of the Company since January 1984, and a former Vice President of Marketing and Executive Vice-President. He has been Chief Executive Officer of the CE&O Group, an organization assisting companies in operations management, since 1986. Previously he was an executive at Kepner-Tregoe, Inc., an international business consulting firm, from 1976 to 1986, an executive with Honeywell Information Systems from 1964 to 1976, and a marketing representative with International Business Machines from 1961 to 1964. Mr. Cygler has a BS in Engineering from the U.S. Military Academy at West Point.

     Rolf Hafeli is the President of Hafeli Asset Management, which is based in Hirschthal, Switzerland. He is a graduate in Economics of Zurich University with an emphasis in Environmental Economics.

     Dr. Davinder Sethi is currently an independent advisor and investor in the fields of information technologies and finance, with experience spanning academia, research, business and investment banking. Previously, he served as Director and Senior Advisor to Barclays de Zoete Wedd, advising major global providers of information technologies to develop and execute corporate development opportunities. Prior to Barclays de Zoete Wedd, Dr. Sethi spent seven years at Bell Laboratories in operation research and communications network planning and seven years in corporate finance at AT&T. He holds a Ph.D. and M.S. in Operations Research, Economics and Statistics from the University of California, Berkeley, and is a graduate of the Executive Management Program from Penn State.

     Lange Schermerhorn, retired U.S. Ambassador to Djibouti, is an economist who has spent 30 years in the Foreign Service and has covered the globe as a senior foreign officer in such places as Brussels, where she was Deputy Chief of Mission, with specific emphasis on economics relating to NATO and EU. She has also had significant Foreign Service experience in Sri Lanka, Vietnam, Tehran, London and Washington D.C. Ms. Schermerhorn's education and related experience include Mt. Holyoke College (B.A. 1961), Harvard Business School, and National War College.

     Stephen A. Salvo is a partner in the law firm of Salvo, Russell, Fichter and Landau, specializing in corporate and securities matters, and is the Company's securities counsel.

MEETING  ATTENDANCE

     The business of the Company is managed under the direction of the Board. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board held three meetings and acted by unanimous written consent four times during the fiscal year ended December 31, 2001. All of the Directors attended the meetings held during the year.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

Strategic  Planning  Committee
------------------------------
Number  of  Members:          2

Members:                      Dr.  Davinder  Sethi
                              Joseph  Cygler

Number  of  Meetings  in  2001:     1

Functions:                    Establishes  the  Company's production and sales
                              goals.

Makes  recommendations  regarding  the  Company's  marketing  efforts.
Consults  with  international  experts  regarding  product distribution.

Compensation  and  Finance  Committee
-------------------------------------

Number  of  Members:               2

Members:                           Dr.  Davinder  Sethi
                                   Joseph  Cygler

Number  of  Meetings  in  2001:    1

Functions:               Establishes  the salaries and bonuses for the Company's
                         executive  offices.

Considers and makes recommendations on the Company's executive compensation plans. Makes recommendations on grants of stock options.


Audit  Committee
----------------

Number  of  Members:               2

Members:                           Joseph  Cygler
                                   Rolf  Hafeli

Mr.  Cygler  and  Mr.  Hafeli  qualify  as  independent.

Number  of  Meetings  in  2001:     2

A copy of the Audit Committee's report and charter is attached to this Proxy Statement as APPENDIX A.

EXECUTIVE  COMPENSATION  AND  OTHER  INFORMATION

SUMMARY  COMPENSATION  TABLE

     The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each other executive officer of the Company who received at least $100,000 in salary and bonus during 2001 (the "NAMED EXECUTIVE OFFICERS").

                                                        LONG TERM
                                                       COMPENSATION
                          ANNUAL  COMPENSATION(1)        AWARDS
                          -----------------------        ------

                                                        SECURITIES
NAME AND . . . . . . . . .  FISCAL                      UNDERLYING   ALL OTHER
PRINCIPAL POSITION . . . .  YEAR    SALARY      BONUS   OPTIONS (#)  COMPENSATION
                            ------  ------------------  -----------  -------------

Quentin T. Kelly,. . . . .  2001    $   33,600      $0      420,000  $           0
Chairman & Chief Executive
Officer


(1) Mr. Kelly did not receive his full salary during the years 1994-2001 and has accrued salary payments of which $43,950 remains outstanding as of December 31, 2001.

     During 2001, 1,605,800 options to purchase shares of Common Stock were granted under the Company's stock options plans.


DIRECTOR  COMPENSATION

     The Company does not pay its non-employee directors although they are eligible for and granted options to purchase shares of Common Stock.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Included in notes payable and long-term debt in December 31, 2001 and 2000, are amounts payable to employees, directors and their immediate relatives as follows:

                                2000      2001
                              -------   --------
Directors. . . . . . . . .  $   3,000  $   3,000
Employees. . . . . . . . .  $  38,000  $  78,500
Immediate relatives. . . .  $       0  $       0
                            ---------  ---------
           Total . . . . . .$  41,000  $  81,500
                            =========  =========

     The Company occupied space in 2000 and 2001 that is owned by its Chairman/CEO and leased this space on a month to month basis. The amount paid to the Chairman/CEO amounted to $30,000 in 2000 and 2001.


INDEPENDENT  PUBLIC  ACCOUNTANTS

Audit  Fees

     The aggregate fees billed to date for professional services rendered for the audit of the annual financial statements for the year ended December 31, 2001 total $4,100 and $3,200 for the reviews of the financial statements included in the Forms 10-QSB for the 2001 fiscal year.

Financial  Information  Systems  Design  and  Implementation  Fees

     None

All  Other  Fees

     Fees billed for attendance of Board of Directors and Shareholder Meetings incurred during 2001 totaled $1,750.

STOCKHOLDER  PROPOSALS

     A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at the Company's principal executive office by December 31, 2002 will be included in the Company's proxy statement and form of proxy for that meeting.

PERSONS  MAKING  THE  SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

OTHER  MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

FINANCIAL  STATEMENTS

     The consolidated balance sheet of the Company as of December 31, 2001, and the related consolidated statements of operations, stockholders' deficiency, and cash flows for the year ended December 31, 2001 contained in the Company's Annual Report on Form 10-KSB, the Management's Discussion and Analysis or Plan of Operation contained in such Annual Report, and the Changes in and Disagreements with Accountants on Accounting and Financial Disclosure in such Annual Report are incorporated by reference in this Proxy Statement. The remainder of the Annual Report does not constitute a part of the proxy solicitation material.

           THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF TERRI LYN
HARRIS, WORLDWATER CORP., PENNINGTON BUSINESS PARK, 55 ROUTE 31 SOUTH, PENNINGTON, NEW JERSEY 08534.

                                       By  Order  of  the  Board  of  Directors,



                                       /s/ Quentin T. Kelly
                                       -----------------------------------------
                                       By:  QUENTIN  T.  KELLY,
                                            Chairman  and  Chief
April  3,  2002                             Executive  Officer

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                WORLDWATER CORP.

-     PURPOSE

     The primary purpose of the Audit Committee (the "COMMITTEE") is to assist the Board of Directors ("BOARD") in fulfilling its responsibilities to oversee management's conduct of the Company's financial reporting process, including oversight of the following:

1. The financial reports and other financial information provided by the Company to any governmental or regulatory body, and the public or others.
2.     The  Company's system of internal accounting and financial controls.
3.     The  annual  independent  audit  of  the  Company's  financial statement.
4. The Company's interim financial statements and communications associated with this information.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have full and direct access to the independent auditors as well as anyone in the Company. The Board and the Audit Committee are to represent the Company's stockholders. Accordingly, the independent auditors are accountable to the Board and the Audit Committee.

-     MEMBERSHIP

     The Committee shall be comprised of not less than two members of the Board. The members will be appointed annually by the Board. Only independent directors will serve on the Committee. An independent director is free of any relationship that could influence his or her judgment as a Committee member. An independent director may not be associated with a major vendor to, or customer of, the Company.

     All members of the Committee must be financially literate or become so within a reasonable period of time after appointment to the Committee. In addition, at least one member will have accounting or related financial management expertise.

-     GENERAL  RESPONSIBILITIES

     In performing its oversight responsibilities, the Committee shall do the following:

1. The Committee provides open avenues of communication between the independent accountant and the Board of Directors.

2. The Committee must report Committee actions to the full Board of Directors and may make appropriate recommendations.

3. The Committee has the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4. The Committee meets in conjunction with each regularly schedule meeting of the Board of Directors, or more frequently as circumstances require.

5. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

6. The Committee will do whatever else the law, the Company's charter or bylaws or the Board of Directors require.

-     KEY  RESPONSIBILITIES  FOR  ENGAGING  INDEPENDENT  ACCOUNTANTS

1. The Committee will select the independent accountants for company audits, subject to approval by the Board of Directors. The Committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2. The Committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

3. The Committee will consider, in consultation with the independent accountant the audit scope and procedural plans made by them.

4. The Committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The Committee will decide whether to engage an additional firm and, if so, which one.

5. Review with the independent accountants all communications required by appropriate regulatory entities.
-

RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT AND THE QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

1. The Committee will ascertain that the independent accountant views the Board of Directors as its client, that it will be available to the full Board of Directors at least annually and that it will provide the Committee with a timely analysis of significant financial reporting issues.

2. The Committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

3. The Committee will review the following with the independent accountant:

     a. The adequacy of the Company's internal controls, including computerized information system controls and security.

     b. Any significant findings and recommendations made by the independent accountant with management's responses to them.

4. Shortly after the annual examination is completed, the Committee will review the following with management and the independent accountant:

    a.     The  Company's  annual financial statements and  related  footnotes.

    b. The independent accountant's audit of and report on the financial statements.

    c. The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

    d. Any serious difficulties or disputes with management encountered during the course of the audit.

    e. Anything else about the audit procedures of findings that GAAS requires the auditors to discuss with the Committee.

5. The Committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

6. The Committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.

-     BUSINESS  CONDUCT

1.     Review  and  update  the  Committee's  charter  annually.

2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of those areas by the independent accountant.

3. Review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material effect on the organization's operational or financial statements, compliance policies and programs and reports from regulators.

4.     Meet with the independent accountant and management in separate executive
sessions   to discuss any matters that these groups believes should be discussed privately  with  the  Committee.

5. Review transactions with the Company in which the Directors or Officers of the Company have an interest.

The Audit Committee serves in an oversight capacity and as such does not determine or provide opinions on the completeness, accuracy or adherence to generally accepted accounting principles of the Company's financial statements.

AUDIT  COMMITTEE'S  REPORT  FOR  2001

The Audit Committee of the Board of Directors, comprised of two independent directors, held two meetings during the year. The Audit Committee met with the independent public accountants and management to assure that all were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants prior to recommending their appointment, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of the financial reporting.

The Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company's accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and the underlying estimates. The Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountant had full access to the Committee, including regular meetings without management present. Additionally, the Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company's Form 10-KSB filing with the Securities and Exchange Commission.

The foregoing audit committee report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any past or future filing under the securities act or the exchange act, except to the extent the company specifically incorporates it by reference into such filing.

                                   AUDIT  COMMITTEE

                                   Joseph  Cygler
                                   Rolf  Hafeli

                          [FRONT  OF  PROXY  CARD]


WORLDWATER  CORP.
BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT 2:30 P.M., WEDNESDAY, MAY 15, 2002

     The undersigned stockholder of WorldWater Corp. (the "COMPANY") hereby appoints Quentin T. Kelly and Terri Lyn Harris, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

     1.     TO  APPROVE  THE  RE-ELECTION  OF  THE FOLLOWING NOMINEE FOR CLASS 2
            DIRECTOR:  ROLF  HAFELI

[  ]    FOR  the  nominee listed above          [  ]  AGAINST the nominee listed
                                                      above


     2.     TO  APPROVE  THE  RE-ELECTION  OF  THE FOLLOWING NOMINEE FOR CLASS 2
            DIRECTOR:  DR.  DAVINDER  SETHI

[  ]    FOR  the  nominee listed above          [  ]  AGAINST the nominee listed
                                                      above


     3. TO APPROVE AMENDMENT OF ARTICLE 4 OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000.

[   ]  FOR               [   ]  AGAINST               [   ]  ABSTAIN


     4. TO APPROVE THE PROPOSED SELECTION OF CIVALE, SILVESTRI, ALFIERI, MARTIN & HIGGINS, LLC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2002.

[   ]  FOR               [   ]  AGAINST               [   ]  ABSTAIN


     5. ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING; HEREBY REVOKING ANY PROXY OR PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

[   ]  FOR               [   ]  AGAINST               [   ]  ABSTAIN



                        (Please sign on the reverse side)

                              [BACK OF PROXY CARD]

                          (Continued from reverse side)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2), (3) OR (4) THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (5). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Notice of Meeting and Proxy Statement, dated on or about April 3, 2002, is hereby acknowledged.


Dated:     ______________________________,  2002

     ------------------------------------------------------------------

     ------------------------------------------------------------------

     -----------------------------------------------------------------
     (Signature  of  Stockholder(s))

(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                        PLEASE SIGN, DATE AND MAIL TODAY.